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EXHIBIT 99.1

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), is made and entered into as of May 9, 2007, by and among Inverness Medical Innovations, Inc. a Delaware corporation (the "COMPANY"), and the undersigned prospective investor (the "INVESTOR").

1.   PURCHASE AND SALE OF SECURITIES; CLOSING.

     1.1. Purchase and Sale of Securities.

          (a) Subject to the terms and conditions of this Agreement, the Investor agrees to purchase from the Company $__,000,000 aggregate principal amount of the 3% Convertible Senior Subordinated Notes Due 2016 (the "NOTES") of the Company indicated on the Investor's signature page to this Agreement at a purchase price equal to 100% of aggregate principal amount of such Notes (the "PURCHASE PRICE"). The Notes and the Additional Notes (as defined below) will be issued pursuant to an Indenture to be dated as of May 14, 2007, in the form of EXHIBIT A hereto (the "INDENTURE") between the Company and U.S. Bank Trust National Association, as trustee (the "TRUSTEE"). The Notes will be convertible into shares of common stock of the Company, par value $0.001 per share (the "COMMON STOCK"). The shares of Common Stock issuable upon conversion of the Notes are referred to herein as the "UNDERLYING SECURITIES" and the Underlying Securities collectively with the Notes are referred to herein as the "SECURITIES."

          (b) The Investor shall pay the Purchase Price by delivering immediately available good funds in United States Dollars by wire transfer no later than the Closing Date, as defined in Section 1.4 below, to the Company in accordance with the wire transfer instructions attached hereto as EXHIBIT B.

          (c) The Company shall deliver to the nominee of The Depository Trust Company, for the account of the Investor, one or more global notes representing the Notes, with any transfer taxes payable in connection with the sale of the Notes paid by the Company; or (b) at the written request of the Investor not later than three (3) full business days prior to the Closing Date, delivery to the Investor of one or more physical notes in such denominations as specified by the Investor.

     1.2. Aggregate Principal Amount of Notes Offered. The Company is simultaneously entering into multiple agreements in substantially the same form as this Agreement with certain other investors (the "OTHER INVESTORS"). Pursuant to this Agreement and the agreements with the Other Investors, the Company is selling an aggregate of up to $150,000,000 aggregate principal amount of its 3% Convertible Senior Subordinated Notes Due 2016 (the "ADDITIONAL NOTES") to the Other Investors (the "OFFERING").

     1.3. Binding Effect of this Agreement. The Investor acknowledges and agrees that this Agreement shall be binding upon the Investor upon the submission to the Company of the Investor's signed counterpart signature page to this Agreement (the "SUBSCRIPTION"); provided


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that, in the event the Closing Date, as defined in Section 1.4 below, shall not have occurred on or prior to May 18, 2007 (such date subject to extension by up to 15 days by the Company by

     1.4. written notice thereof to the Investor) (the "TERMINATION DATE"), this Agreement shall be terminated and be of no force and effect. The Company, in its sole discretion, may terminate the Offering at any time prior to the Closing Date without penalty. The execution of this Agreement by the Investor or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company to accept any Subscription, in part or in full, or complete the Offering. The Investor hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the Investor, and that, except as required by law, the Investor is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Investor hereunder and that if the Investor is an individual this Agreement shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     1.5. Closing; Payment and Delivery. The completion of the purchase and sale of the Notes (the "CLOSING") shall occur, subject to the satisfaction or waiver of the conditions set forth in Section 1.5 and Section 1.6 (other than those intended to be satisfied at Closing), at the offices of Foley Hoag LLP, 1000 Winter Street, Waltham, Massachusetts, 02451, on May 14, 2007 or such other date and place as the Investor and the Company shall agree upon in writing. The date upon which the Closing actually occurs is herein referred to as the "CLOSING DATE".

     1.6. Conditions to the Company's Obligation to Complete Purchase and Sale. Upon acceptance of the Subscription, the Company's obligation to issue and sell the Notes to the Investor at Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

          (a) Payment of Purchase Price. The Investor shall make payment to the Company by wire transfer of the Purchase Price in accordance with Section 1.1(b); and

          (b) Representations and Warranties; Covenants. The representations and warranties of the Investor set forth in Article 3 hereof shall be true and correct as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true and correct as of such date)), and the Investor shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor on or prior to the Closing Date.

     1.7. Conditions to the Investor's Obligation to Complete Purchase and Sale. The obligation of the Investor hereunder to purchase the Notes from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

          (a) Opinion of Counsel. Receipt by the Investors of an opinion letter of Foley Hoag LLP, counsel to the Company, dated the Closing Date, in substantially the form attached hereto as EXHIBIT C;


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          (b) Representations and Warranties; Covenants. The representations and warranties of the Company set forth in Article 2 hereof shall be true and correct in all material respects as of the date hereof and as of the Closing
Date as though made at that time (except for any representations and warranties that are qualified as to materiality in Article 2, in which case the foregoing materiality qualification shall not apply, or that speak as of a specific date, which shall be considered as of such date), and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company on or prior to the Closing Date;

          (c) Officer's Certificate. The Company shall have delivered a certificate, dated the Closing Date, duly executed on behalf of the Company by its Chief Executive Officer to the effect set forth in clause (b) above;

          (d) Secretary's Certificate. The Company shall have delivered a certificate, dated the Closing Date, duly executed by its Secretary or Assistant Secretary or other appropriate officer, certifying that the attached copies of the Company's Certificate of Incorporation, Certificate of Designations (as defined below), by-laws and the resolutions of the Board of Directors or Executive Committee of the Board of Directors approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain unamended and in full force and effect;

          (e) No Litigation. On the Closing Date, no legal action, suit or proceeding shall be pending or overtly threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement.

          (f) Registration Rights Agreement. The Investor shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company.

          (g) Indenture. The Indenture shall have been executed and delivered by a duly authorized officer of the Company and the Trustee.

2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Except as set forth on the Schedule of Exceptions attached hereto as SCHEDULE A or as set forth in the SEC Documents (as defined below), the Company hereby represents and warrants to the Investor as follows:

     2.1. Subsidiaries. The Company has no direct or indirect subsidiaries (as defined by Rule 405 under the Securities Act of 1933, as amended (the "SECURITIES ACT") other than as specified in the SEC Documents (the "SUBSIDIARIES").

     2.2. Organization and Qualification. The Company and each of its Subsidiaries is duly organized and validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), except where the failure to be in good standing would not have a material adverse effect upon the business, assets, financial condition or results of operation of the Company and its Subsidiaries taken as a whole (a "MATERIAL ADVERSE

EFFECT"). The Company and each of its Subsidiaries has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a Material Adverse Effect, and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     2.3. Due Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Notes and the Registration Rights Agreement. Each of this Agreement, the Indenture, the Notes and the Registration Rights Agreement has been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other party hereto, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) (the "ENFORCEABILITY EXCEPTIONS").

     2.4. The Notes. The Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

     2.5. The Underlying Securities. Upon issuance and delivery of the Notes in accordance with this Agreement and the Indenture, the Notes will be convertible into the Underlying Securities in accordance the terms of the Notes; the Underlying Securities reserved for issuance upon conversion of the Notes have been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes, will be validly issued, fully paid and non assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

     2.6. Non-Contravention. The execution and delivery of this Agreement, the Indenture, the Notes and the Registration Rights Agreement, the issuance and sale of the Notes to be sold by the Company under this Agreement (and the issuance of the underlying securities upon conversion of the Notes), the performance by the Company of its obligations under this Agreement, the Indenture, the Notes and the Registration Rights Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the

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Certificate of Incorporation or by-laws of the Company or any of its
Subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court of competent jurisdiction or governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or their respective properties, which conflict, violation or default would, in the case of clause
(i) or (iii) be likely to result in a Material Adverse Effect or materially adversely hinder the consummation of the transactions contemplated by this Agreement, the Indenture, the Notes and the Registration Rights Agreement, or
(B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement, the valid issuance and sale of the Notes to be sold pursuant to this Agreement other than such as have been made or obtained, are disclosed in Schedule 2.6 or for any securities filings required to be made under federal or state securities laws.

     2.7. Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), since January 1, 2004 (the "SEC DOCUMENTS"). The SEC Documents complied as to form in all material respects with the Securities and Exchange Commission's (the "SEC") requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that information contained in any such document has been revised or superseded by an SEC Document that was subsequently filed prior to the date hereof.

     2.8. Capitalization. Immediately prior to the Closing, the authorized capital stock of the Company consists of:

          i. 100,000,000 shares of Common Stock, $0.001 par value per share of which 46,584,855 shares are issued and outstanding at the close of business on May 4, 2007; and

          ii. 5,000,000 shares of Preferred Stock, $0.001 par value per share, of which 2,666,667 shares are designated as Series A Convertible Preferred Stock and none of which are issued and outstanding.

All subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company issued and outstanding as of March 31, 2007, or contracts, commitments, understandings, or arrangements by which the Company or any of its subsidiaries is or may be obligated to issue shares of Common Stock, or securities or rights convertible or exchangeable for shares of Common Stock, are as set forth on Schedule 2.8 hereto. Except as set forth on Schedule 2.8, or as a result of exercises of stock options pursuant to the Company's stock option and incentive plan, no Common Stock nor any subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is outstanding on the Closing Date. The issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. No holder of Common Stock is entitled to preemptive or similar rights.

     2.9. Legal Proceedings. Except as disclosed in the SEC Documents filed before the date hereof, there is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the actual knowledge of the Company or any of its Subsidiaries, threatened against the Company or its Subsidiaries wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect or materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement.

     2.10. No Violations. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation or by-laws, or is in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect.

     2.11. Governmental Permits, Etc. The Company and its Subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of their respective business as currently conducted, except where such failure to possess could not reasonably be expected to have a Material Adverse Effect.

     2.12. Intellectual Property. The Company and its Subsidiaries own or possess sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how that are currently necessary for the conduct of their respective businesses as now conducted (the "COMPANY INTELLECTUAL PROPERTY"), except where the failure to own or possess would not have a Material Adverse Effect. Except as set forth in
Schedule 2.12, (i) neither the Company nor any of its Subsidiaries has received any written notice of, or has any actual knowledge of, any infringement by the Company or its Subsidiaries of intellectual property rights of any third party that, individually or in the aggregate, would have a Material Adverse Effect and
(ii) neither the Company nor any of its

Subsidiaries has received any written notice of any infringement by a third party of any Company Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect.

     2.13. Financial Statements. The consolidated financial statements of the Company and its Subsidiaries and the related notes thereto included in the SEC Documents present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of its operations and cash flows for the periods therein specified subject, in the case of unaudited statements, to normal year-end audit adjustments. Except as set forth in such financial statements (or the notes thereto), such financial statements (including the related notes) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified. The financial statements referred to in this Section 2.13 contain all certifications and statements required by Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto.

     2.14. No Material Adverse Change. Except as set forth in Schedule 2.14 or as the Company may have publicly disclosed (and then solely to the extent so disclosed) in the SEC Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, in each case, filed or made through and including the date hereof, since December 31, 2007 there has not been (i) any material adverse change in the business, assets, financial condition or results of operation of the Company and its Subsidiaries, taken as whole or any material adverse development in any government investigation or proceeding disclosed in the SEC Documents, (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business,
(iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has had a Material Adverse Effect.

     2.15. American Stock Exchange Listing. The Company's Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the American Stock Exchange ("AMEX"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or terminating the listing of the Common Stock from the AMEX, nor to the Company's knowledge is the AMEX currently contemplating terminating such listing. The Company and the Common Stock meet the criteria for continued listing on the AMEX.

     2.16. Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act of 1934, as amended, or quoted in an automated inter-dealer quotation system.

     2.17. Insurance. The Company maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is believed to be prudent and customary, consistent with industry practice for the conduct of its and its Subsidiaries' respective businesses and the value of their respective properties.

     2.18. Tax Matters. The Company and each of its Subsidiaries has timely filed all material federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, except where the failure to so timely file or pay would not be likely to result in a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, nor does the Company or any of its Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have, a Material Adverse Effect.

     2.19. Investment Company. The Company is not and, after giving effect to the offering of the Notes and the application of the proceeds thereof, will not be an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

     2.20. No Registration, Integration, etc. Assuming (i) the accuracy of the representations and warranties made by, and compliance with the covenants of, the Investor in Article 3 hereof and of all other Investors in their respective Stock Purchase Agreements, and (ii) that the Placement Agents (as defined in
Section 3.8), have conducted all of their activities in relation to the Offering in a manner permitted by all applicable Federal and state securities or other applicable laws and in a manner consistent with the Company's ability to rely upon the exemption from registration provided by Regulation D and Section 4(2) of the Securities Act, no registration of the Notes under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Investors as contemplated by this Agreement. The Company is currently eligible to register the resale of the Securities by the Investor pursuant to a registration statement on Form S-3 under the Securities Act.

     2.21. Transactions With Affiliates and Employees. Except as disclosed in the SEC Documents filed before the date hereof, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     2.22. Independent Accountants. BDO Seidman, LLP, who have certified certain financial statements of the Company and its Subsidiaries, are independent public accountants with respect to the Company and its Subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

     2.23. No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or stockholder thereof acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     2.24. No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

     2.25. No General Solicitation. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Placement Agents and persons acting on their behalf, as to which no representation is made) has solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

     2.26. Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

     2.27. Disclosure. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in the securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

The Investor represents, warrants and covenants to the Company as follows:

     3.1. Securities Law Representations and Warranties.

          (a) The Investor represents and warrants that it is a qualified institutional buyer (a "QIB") within the meaning of Rule 144A promulgated under the Securities Act or 1933, as amended (the "SECURITIES ACT") and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

          (b) The Investor is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof;

          (c) The Investor was not organized for the specific purpose of acquiring the Securities;

          (d) The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except except to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act ("RULE 144A") or otherwise in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder;

          (e) The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, representations, warranties, agreements, acknowledgements and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities;

          (f) The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering; and

          (g) The Investor acknowledges that the Company has represented that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. If the Investor is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

          (h) The Investor has been furnished with all materials relating to the business, financial condition, results of operations, properties, management, operations and prospects of the Company and its Subsidiaries, including materials relating to the terms and conditions of the offer and sale of the Securities which have been requested by the Investor. The Investor has been afforded the opportunity to ask questions of the Company and has received answers from an authorized representative of the Company which are satisfactory to the Investor. Notwithstanding the foregoing, in entering into this Agreement, the Investor represents that it is relying solely on the representations, warranties, covenants and agreements set forth in this Agreement, which document supersedes and replaces any other written or oral information communicated to the Investor.

          (i) The Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement.

     3.2. Legends. The Investor understands that, during the period beginning on the on the original issue date of the Notes and ending on the date two years from such date, the

Securities, including any Securities issued in exchange therefor or in lieu thereof, will be "Restricted Securities" and will be subject to restrictions on transfer provided in legends set forth on the face of the Security in accordance with the requirements of the Indenture until such restrictions have been terminated under the Indenture and applicable securities laws.

     3.3. Authorization; Enforcement; Validity. The Investor has full right, power, authority and capacity (corporate, statutory or otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.4. Certain Trading Limitations. The Investor (i) represents that on and from the date the Investor first became aware of the Offering until the date hereof he, she or it has not and (ii) covenants that for the period commencing on the date hereof and ending on the public announcement of the Offering he, she or it will not, engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to (collectively, a "DISPOSITION") the Common Stock of the Company by the Investor or any other person or entity in violation of the Securities Act. Such prohibited hedging or other transactions would include without limitation effecting any short sale or establishing or increasing any short position (whether or not such sale or position is against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that derives any significant part of its value from the Common Stock of the Company.

     3.5. No Sale of Securities. The Investor hereby covenants with the Company not to make any sale of the Securities without (i) complying with the provisions of this Agreement, and the Registration Rights Agreement or (ii) satisfying the requirements of the Securities Act and the rules and regulations promulgated thereunder.

     3.6. No Advice. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

     3.7. NASD Compliance. The Investor acknowledges that if it is a Registered Representative (as defined by the NASD) of a National Association of Securities Dealers ("NASD") member firm, the Investor must give such firm the notice required by the NASD's

Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

     3.8. Placement Agent Fees. The Investor acknowledges that (i) the Company has engaged and authorized UBS Securities LLC and Jefferies & Company, Inc (collectively referred to herein as the "PLACEMENT AGENTS") in connection with the Offering and the transactions contemplated by this Agreement, (ii) the Company shall pay the Placement Agents a commission and reimburse the Placement Agents' expenses and the Company shall indemnify and hold harmless the Investor from and against all fees, commissions or other payments owing by the Company to the Placement Agents or any other person or firm acting on behalf of the Company hereunder and (iii) registered representatives of the Placement Agents and/or their designees (including, without limitation, registered representatives of the Placement Agents and/or their designees who may participate in the Offering and sale of the securities sold in the Offering) may be paid a portion of the commissions paid to the Placement Agents.

     3.9. Treatment of Non-Public Information. The Investor agrees to hold the existence, terms and conditions of the Offering in confidence and not to disclose the same to any other person until such time as the Company files with the SEC a Current Report on Form 8-K disclosing the Offering or publicly announces the Offering or until the Company notifies the Investor that the Offering shall not take place (which notice the Company agrees to provide promptly following a determination that the Offering shall not take place).

     3.10. SEC Reports. The Investor has reviewed copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto), the Company's Proxy Statement for its 2007 Annual Meeting of Shareholders, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (and any amendments thereto) and each of the Company's Current Reports on Form 8-K filed since January 1, 2007 (and any amendments thereto).

4.   COVENANTS.

     4.1. PORTAL and DTC. The Company, at its sole expense, will take all such actions as may be reasonably necessary to cause the Notes to be (a) eligible for clearance and settlement through The Depository Trust Company ("DTC"); and (b) designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") securities in accordance with the NASDAQ Marketplace Rule 6520, et. seq., or any successor thereto. Until the second anniversary of the Closing Date (or, with respect to the Company's obligation to keep the Notes designated as PORTAL securities, the date on which a registration statement covering the public offering and sale of the Notes shall become effective), the Company shall
(x) take all such steps as may be reasonably necessary to cause the Notes to continue to be eligible for clearance and settlement through DTC and designated PORTAL securities; (y) cause its Common Stock to continue to be registered under
Section 12(b) or 12(g) of the Exchange Act, comply in all respects with its reporting and filing obligations under the Exchange Act; (z) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the Exchange Act, if the Company is not subject to such reporting requirements; and (aa) refrain, and cause its Affiliates to refrain, from offering or distributing the Notes to any person or entity who, at the time of such offering or distribution, is not a QIB.

     4.2. Trading Market. The Company shall use commercially reasonable efforts to comply with all requirements of the AMEX with respect to the issuance and listing of the Underlying Securities and the continued listing of its Common Stock (including the Underlying Securities). The Company agrees that if the Company applies to have its Common Stock traded on any other trading market, it will use commercially reasonable efforts to cause the Underlying Securities to be listed or quoted on such other trading market.

     4.3. Certain Future Financings and Related Actions. Without the prior consent of the Investor, the Company shall not cause the Offering to be integrated with prior offerings by the Company in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investor or in a manner that would require stockholder approval of the sale of the Securities to the Investor.

     4.4. Public Disclosure. The Company shall publicly announce the Offering promptly after the execution of this Agreement, but in any event prior to 9:00 a.m. on the immediately following business day, and make such other filings and notices in the manner and within the time required by the SEC.

     4.5. Use of Proceeds. The Company will use the net proceeds from the sale of the Notes pursuant to this Agreement for working capital and general corporate purposes and for acquisitions financing.

     4.6. Underlying Securities. The Company will reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the Underlying Securities upon conversion of the Notes.

     4.7. Supplying Information. While the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, furnish to holders of the Notes and prospective purchasers of the Notes designated by such holders, in each case upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

     4.8. Indenture Qualification. Prior to any registration of the Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, the Company will qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "TIA"), and enter into any necessary supplemental indentures in connection therewith.

     4.9. No Resales by the Company. During the period from the Closing Date until two years after the Closing Date, the Company will not, and will not, to the extent of its power to do so, permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

     4.10. No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

5.   REGISTRATION OF SECURITIES AND COMPLIANCE WITH THE SECURITIES ACT.

     5.1. Registration Rights Agreement. The Investor and each of the Other Investors (including their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date and substantially in the form attached hereto as EXHIBIT D (the "REGISTRATION RIGHTS AGREEMENT").

6.   MISCELLANEOUS.

     6.1. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (b) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (b) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed,
(iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt if sent during the normal business hours of the recipient and, if not, on the next business day, and shall be delivered as addressed as follows:

          if to the Company, to:

          Jay McNamara, Esq.
          Inverness Medical Innovations, Inc.
          51 Sawyer Road
          Suite 200
          Waltham, Massachusetts
          Tel: 781.647.3900
          Fax: 781.647.3939
          Email: jay.mcnamara@usa.invernessmedical.com

          with a copy to:

          John D. Patterson Jr., Esq.
          Foley Hoag LLP
          World Trade Center West
          155 Seaport Boulevard
          Boston, Massachusetts 02210
          Tel: 617.832.1000
          Fax: 617.832.7000

          Email: jdp@foleyhoag.com

if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

     6.2. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

     6.3. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     6.4. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     6.5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Notes being purchased and the payment therefor unless otherwise stated herein.

     6.6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

     6.7. Entire Agreement. This Agreement and the documents referenced herein (including the Indenture and the Registration Rights Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties.

     6.8. Finders Fees. Neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder's fee or commission in connection with this transaction, except for fees payable by the Company to the Placement Agents.

     6.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Facsimile signatures shall be deemed originals for all purposes hereunder.

     6.10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, heirs, executors and administrators and permitted assigns of the parties hereto. With respect to transfers that are not made pursuant to the Registration Statement (or Rule 144 but are otherwise made in accordance with all applicable laws and the terms of this Agreement), the rights and obligations of the Investor under this Agreement shall be automatically assigned by the Investor to any transferee of all or any portion of the Investor's Notes who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer,
(i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Shares as applicable to be transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement as if such transferee were the Investor. (For purposes of this Agreement, a "PERMITTED TRANSFEREE" shall mean any person or entity who
(a) is a QIB and an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act, (b) receives the Notes in a transaction which is in compliance with the Federal and applicable state securities law. Upon any transfer permitted by this Section 6.10, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee was the Investor.

     6.11. Expenses. The Company and the Investor shall bear its or his own expenses in connection with the preparation and negotiation of the Agreement.

     6.12. Third Party Rights. Except as explicitly set forth in this Agreement, nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement. Notwithstanding the foregoing, the Placement Agents shall be deemed to be third-party beneficiaries of the representations, warranties and covenants made by the Investor herein.

     6.13. No Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

     6.14. Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     6.15. Independent Nature of Investors' Obligations and Rights. The obligations of each of the Investor and the Other Investors that is participating in the Offering are several and not joint. The decision of each of the Investor and the Other Investors to purchase Notes pursuant to this Agreement has been made by such Investor independently of any Other Investor. Nothing contained herein and no action taken by Investor shall be deemed to constitute the Investor and the Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Investor acknowledges that no Other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Other Investor will be acting as agent of such Investor in connection with monitoring its investment in the Notes or enforcing its rights under this Agreement. Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investor and the Other Investors has been provided with this Agreement for the purpose of closing a transaction with multiple investors and not because it was required or requested to do so by the Investor or the Other Investors.

     6.16 Limitation on Liability. A copy of the Agreement and Declaration of Trust of the Investor is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Investor as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or stockholders of the Investor individually but are binding only upon the assets and property of the Investor. The Company is expressly put on notice that the rights and obligations of each series of shares of the Investor under its Declaration of Trust are separate and distinct from those of any and all other series.

     6.17 Publicity. The Company agrees that it will not use in advertising or publicity the names of the Investor, Fidelity Management & Research Company, any of its partners or employees, any of the funds or accounts managed by it or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof (collectively, the "Fidelity Investor Name"), in any case without the prior written consent of Fidelity Management & Research Company Investor; provided, however, that the Company shall be permitted to use the Fidelity Investor Name in the press release and/or other public disclosure contemplated in Section 4.4.

                            [SIGNATURE PAGES FOLLOW]

             COMPANY SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                        INVERNESS MEDICAL INNOVATIONS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Principal Amount of Note Subscription
                                        Accepted $_____

            INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                                        *    SEE SCHEDULE OF INVESTORS BELOW

                                        ----------------------------------------
                                        (print full legal name of Investor)


                                        By:
                                            ------------------------------------
                                        (signature of authorized representative)

                                        Name:
                                              ----------------------------------

                                        Its:
                                             -----------------------------------

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                        Telephone:
                                                   -----------------------------

                                        Email:
                                               ---------------------------------

                                        Tax I.D. or SSN:
                                                         -----------------------


                                        Address or account where Notes should be sent:

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------


                                        PRINCIPAL AMOUNT OF NOTES SUBSCRIBED
                                        FOR:

                                        ----------------------------------------


                                        AGGREGATE PURCHASE PRICE:

                                        ----------------------------------------

If Investor is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

-------------------------------------
Name of NASD Member


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

*    SCHEDULE OF INVESTORS

                                                                                               PRINCIPAL
NAME                                                                                            AMOUNT
----                                                                                          -----------
*Fidelity Puritan Fund: Fidelity Balanced Fund                                                  9,274,000
*Fidelity Advisor Series I Fidelity Advisor Balanced Fund                                         517,000
*Variable Insurance Products Fund III: Balanced Portfolio                                         186,000
*Fidelity Financial Trust: Fidelity Convertible Securities Fund                                21,000,000
*Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund                                   719,000
*Variable Insurance Products Fund IV: Health Care Portfolio                                        86,000
*Fidelity Select Portfolios: Health Care Portfolio                                              2,190,000
*Fidelity Select Portolios: Medical Delivery Portfolio                                            677,000
*Fidelity Central Investment Portfolio LLC: Fidelity Healthcare Central Investment Portfolio      851,000
*Fidelity Financial Trust: Fidelity Strategic Dividend & Income Fund                            4,000,000
Morgan Stanley Convertible Securities Trust                                                     1,700,000
Van Kampen Harbor Fund                                                                          3,300,000
Evergreen Strategic Income                                                                     13,500,000
Evergreen Strategic Income VA                                                                   4,000,000
Jefferies & Company, Inc.                                                                      25,000,000
OCM Convertible Trust                                                                           1,685,000
Delaware Public Employee's Retirement System                                                    2,985,000
Vanguard Convertible Securities Fund Inc.                                                       8,400,000
Microsoft Capital Group, L.P. - Domestic Convertible                                              530,000
International Truck & Engine Corporation NonContributory Retirement Plan Trust                    515,000
International Truck & Engine Corporation Retirement Plan for Salaried Employees Trust             285,000
International Truck and Engine Corporation Retiree Health Benefit Trust                           310,000
F.M. Kirby Foundation Inc.                                                                        915,000
Virginia Retirement System                                                                      5,330,000
ACE Tempest Reinsurance Ltd. - Domestic Convertible                                             1,185,000
National Railroad Retirement Investment Trust                                                   2,860,000
Morley Privelege Portfolio SICAV                                                               10,000,000
Arkansas P.E.R.S.                                                                               1,525,000
Boilermakers Blacksmith Pension Trust                                                           1,665,000
FPL Group Employees Pension Plan                                                                  810,000
Columbia Convertible Securities Fund                                                           10,000,000
Mill River Master Fund, L.P.                                                                    8,000,000
Blue Chip Multi-Strategy Master Fund L.P.                                                       2,000,000
Allstate Insurance Company                                                                      4,000,000
                                                                                              -----------
TOTAL                                                                                         150,000,000
                                                                                              ===========

* This Investor, or an affiliate thereof, has filed a disclosure on Form SC-13G with the SEC disclosing holdings of greater than 5% of our common stock.

EXHIBIT A

                                    INDENTURE

                                    EXHIBIT B

                       COMPANY WIRE TRANSFER INSTRUCTIONS

Citizens Bank
Providence, Rhode Island, USA
Swift Code: CTZIUS33
ABA#: 011500120
Acct#: 1109501967
Acct Name: Inverness Medical Innovations, Inc.

EXHIBIT C

                               OPINION OF COUNSEL

Draft dated May 9, 2007
Subject to Opinion Committee Review

May __, 2007

To the Investors identified
on Schedule A attached hereto

     Re:  Inverness Medical Innovations, Inc.

Ladies and Gentlemen:

     We have acted as counsel to Inverness Medical Innovations, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company"), in connection with the issuance and sale of up to $_____ aggregate principal amount of the __% Convertible Senior Subordinated Notes Due 2016 (the "Notes") pursuant to the Securities Purchase Agreement (the "Purchase Agreement"), dated May __, 2007, between the Company and you. This opinion is being provided to you pursuant to Section 1.6(a) of the Purchase Agreement. Except as may be otherwise indicated, capitalized terms used herein have the same meaning as in the Securites Purchase Agreement.

     In connection with rendering the opinions set forth herein, we have examined the Purchase Agreement, the Registration Rights Agreement, the Indenture, and the Company's Certificate of Incorporation, and its bylaws, each as amended to date, the proceedings of the Company's board of directors taken in connection with entering into the Purchase Agreement and the transactions contemplated thereby, and such other documents, agreements and records and such certificates and other documents of public officials and officers and representatives of the Company as we deemed necessary to render the opinions set forth below.

     In conducting our examination, we have assumed the following: (i) that each of the Purchase Agreement and the Registration Rights Agreement has been executed by you, (ii) the genuineness of all signatures, and the legal capacity of natural persons, (iii) that each of the Purchase Agreement and the Registration Rights Agreement has been duly and validly authorized, executed, and delivered by you, (iv) that each of the Purchase Agreement and the Registration Rights Agreement constitutes the valid and binding agreement of yours, enforceable against you in accordance with its terms, and (v) the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified or photostatic copies.

     In rendering the opinions set forth below, we have relied, as to all questions of fact material to any such opinion, upon certificates of public officials and officers of the Company and upon the representations and warranties of the Company and you contained in the Purchase Agreement. We have assumed that you have all requisite power and authority to execute, deliver and perform the Purchase Agreement and the Registration Rights Agreement, that you have duly and validly executed and delivered the Purchase Agreement and the Registration Rights Agreement and that each of the Purchase Agreement and the Registration Rights Agreement constitutes your valid, binding and enforceable obligation. No opinion is given herein as to the availability of any specific or equitable relief of any kind, as to the enforceability of any particular remedy provided in the Purchase Agreement or the Registration Rights Agreement, or as to the extent to which any provision of the Purchase Agreement or the Registration Rights Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, usury, marshaling, public policy or other laws affecting the rights of contractual parties generally or by the application of general principles of equity (whether applied by a court of law or in equity), and we express no opinion concerning the provisions of any agreement purporting to provide (a) indemnification or contribution to any person for violation of federal or state securities laws or (b) waivers of constitutional rights (all the limitations set forth in this sentence being hereinafter referred to as the "Enforceability Exceptions").

     Our opinion expressed in paragraph 1, with respect to legal existence and good standing of the Company, is based solely upon (i) a certificate of the Secretary of State of the State of Delaware as to the legal existence and corporate good standing of the Company and (ii) a certificate of the Secretary of the Commonwealth of The Commonwealth of Massachusetts as to the qualification of the Company to do business in The Commonwealth of Massachusetts. We express no opinion herein as to the tax good standing of the Company. Our opinion expressed in paragraph 9, with respect to the listing of the Underlying Securities on the American Stock Exchange, is based solely upon a review of the Amendment to Additional Listing Application, dated May __, 2007, of the Company.

     As used in certain of the opinions set forth below, the phrase "our knowledge," or any similar phrase, means the actual knowledge of the lawyers within our firm who have worked on the transactions contemplated by the Purchase Agreement without any special investigation with respect to the matter as to which any such opinion is so qualified.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business in The Commonwealth of Massachusetts. The Company has all requisite corporate power and authority to own its properties and conduct its business.

     2. The Purchase Agreement has been duly authorized, executed and delivered by the Company and, when duly executed and delivered by the other parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

     3. The Indenture has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

     4. The Notes have been duly authorized, executed and delivered by the Company and, when duly authenticated as provided in the Indenture and paid for as provided in the Purchase Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

     5. The Underlying Securities reserved for issuance upon conversion of the Notes have been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes, will be validly issued, fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under the Company's charter or bylaws or under Delaware law.

     7. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, when duly executed and delivered by the other parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

     8. The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, and to our knowledge, the Company has timely filed all the reports required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of twelve months preceding the date hereof.

     9. The Notes have been authorized for trading on PORTAL. The Underlying Securities have been authorized for listing on the American Stock Exchange.

     10. To our knowledge, the execution, delivery and performance of the Purchase Agreement, the Indenture, the Notes and the Registration Rights Agreement by the Company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or by-laws, each as currently in effect, or (ii) any applicable statute or regulation or (iii) any judgment, decree or order of any court or governmental body having jurisdiction over the Company or any of its property listed in any schedule to the Purchase Agreement.

     11. Assuming the representations and warranties of the Company and you set forth in the Agreement and the exhibits thereto are true and correct, the offer, sale and delivery of the Notes to you and the issuance of the Underlying Securities upon conversion of the Notes, in the manner contemplated by the Purchase Agreement, is exempt from registration under the Securities Act.

     12. The issuance of the Notes, and the issuance of the Underlying Securities upon conversion of the Notes, does not require approval of the Company's stockholders pursuant to the American Stock Exchange Company Guide and the listing rules provided therein.

     This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred. This opinion is rendered solely as to the laws of the United States and The Commonwealth of Massachusetts, and the Delaware General Corporation Law. Insofar as each of the Purchase Agreement, the Registration Rights Agreement, and the Indenture purports to be governed by the laws of the State of New York, we have assumed that such laws are identical in all respects to the laws of The Commonwealth of Massachusetts.

     The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Purchase Agreements and may not be relied upon by any other person or entity or for any other purpose without our prior consent.

                                        Very truly yours,

                                        FOLEY HOAG LLP


                                        By:
                                            ------------------------------------
                                            a Partner

EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT